UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 19, 2003

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)


United States                    333-103210                    22-2382028
-------------                    ----------                    ----------
(State or other           (Commission File Number)          (I.R.S. employer
Jurisdiction of                                            Identification No.)
Incorporation)

                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (302) 575-5000.

Item 5. Other Events

     On September 12, 2003, the Underwriting Agreement, dated as of September 12, 2003 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as Underwriter, was executed and delivered by the respective parties thereto. On September 19, 2003, the Series 2003-4 Supplement, dated as of September 19, 2003, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On September 19, 2003, the Indenture, dated as of September 19, 2003 (the "Indenture"), between Chase Credit Card Owner Trust 2003-4 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On September 19, 2003, the Trust Agreement, dated as of September 19, 2003 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On September 19, 2003, the Deposit and Administration Agreement, dated as of September 19, 2003 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          1.3 Underwriting Agreement, dated as of September 12, 2003, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as Underwriter.

          4.8 Series 2003-4 Supplement, dated as of September 19, 2003 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of September 19, 2003 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of September 19, 2003 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of September 19, 2003 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION



                                         By:  /s/ Patricia M. Garvey
                                             -----------------------------
                                             Name:   Patricia M. Garvey
                                             Title:  Vice President


Date: October 15, 2003

                               INDEX TO EXHIBITS


Exhibit                                                          Sequentially
Number         Exhibit                                           Numbered Pages

1.3            Underwriting Agreement, dated
               September 12, 2003 among Chase USA, as
               Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

4.8            Series 2003-4 Supplement, dated as of
               September 19, 2003, to the Third Amended and
               Restated Pooling and Servicing Agreement, as amended by the First Amendment thereto dated as of March 31, 2001, among Chase USA, as
               Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of September 19, 2003 between the Trust and The Bank of New York, as Indenture Trustee.

4.10           Trust Agreement, dated as of September 19,
               2003 between the Depositor and Wilmington
               Trust Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of September 19, 2003 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.